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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    April 15, 1999

                      Favorite Brands International, Inc.
              and the Guarantors identified in Footnote (1) below
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              (Exact Name of Registrant as Specified in Charter)

Delaware                                    333-67221                         75-2608980
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(State or Other Jurisdiction of      (Commission File Number)      (I.R.S. Employer Identification No.)
 incorporation)


                   2121 Waukegan Road, Bannockburn, Illinois                    60015
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                    (Address of Principal Executive Offices)                 (Zip Code)

  (1) The following domestic direct subsidiaries of Favorite Brands International, Inc. are Guarantors of the Company's Senior Notes and are Co-Registrants, each of which is incorporated in the jurisdiction and has the I.R.S. Employer Identification Number indicated: Trolli Inc., a Delaware corporation (52-1716800) and Sather Trucking Corp., a Delaware corporation (41-1849044).

Registrant's telephone number, including area code: (847) 405-5800

Item 4.  Changes in Registrant's Certifying Accountant

(a) On April 15, 1999, Favorite Brands International, Inc. (the "Company") dismissed the accounting firm of PricewaterhouseCoopers LLP as its independent auditors. The reports prepared by PricewaterhouseCoopers LLP on the Company's financial statements for the last two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change the Company's independent auditors was made by the Board of Directors of the Company including all members of the Audit Committee. During the Company's two most recent fiscal years, and through April 15, 1999, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to such matter in its reports. Also, there were no reportable events of the nature described in Regulation S-K, Item 304 (a) (1)
(v) during either of the Company's two most recent fiscal years and through April 15, 1999.



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(b)  On April 15, 1999, the Board of Directors of the Company appointed Arthur
Andersen as the Company's independent auditors for the year ending June 26, 1999. During the two most recent fiscal years, and the subsequent interim period prior to such appointment, neither the Company, nor anyone acting on behalf of the Company, consulted Arthur Andersen LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired.  Not applicable.

     (b)  Pro Forma Financial Information.  Not applicable.

     (c)  Exhibits.

          16.1 Letter regarding change in Certifying Accountants dated April 21, 1999 from PricewaterhouseCoopers LLP addressed to the Securities and Exchange Commission filed herewith.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Favorite Brands International, Inc.


Dated:  April 21, 1999         BY: /s/  Steven F. Kaplan
                                  ------------------------------------------
                                   President, Chief Operating Officer and
                                   Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit No.           Description of Exhibit
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16.1                  Letter regarding change in Certifying Accountants dated
                      April 21, 1999 from PricewaterhouseCoopers LLP addressed to the Securities and Exchange Commission filed herewith.